Exhibit 99.1

Telenav Files Form 10-Q/A for First Quarter of 2020 and 10-Q for Second Quarter of 2020

Reports additional $9M Revenue, $9M Net Income and

$9M Adjusted EBITDA for First Half Fiscal 2020

Guidance for Third Quarter Operational Metrics Remains Unchanged

SANTA CLARA, Calif. – Feb. 12, 2020– Telenav®, Inc. (NASDAQ:TNAV), a leading provider of connected car and location-based services, announced that on February 12, 2020 it filed with the Securities and Exchange Commission an amended Form 10-Q/A for three months ended September 30, 2019, and its Form 10-Q for the three months ended December 31, 2019.

Subsequent to the issuance of Telenav’s earnings release and related investor presentation on February 6, 2020, and conference call and webcast with investors, Telenav further reviewed and updated its reporting of revenue related to its agreements with Grab Holdings, Inc. and certain of its subsidiaries (the “Grab Transaction”). This updated revenue affects the three months ended September 30, 2019 and the three and six months ended December 31, 2019, as well as the outlook Telenav provided on February 6, 2020 for the three months ending March 31, 2020. The Form 10-Q/A for the three months ended September 30, 2019 and Form 10-Q for the three months ended December 31, 2019 reflect the following updated revenue and other effects of the Grab Transaction:

First Quarter of Fiscal 2020

•	Revenue of $66.6 million, an increase of $2.2 million from the previously reported first quarter of fiscal 2020

•	Revenue growth of 44% over the first quarter of fiscal 2019

•	Net loss of $4.0 million, an improvement of $2.2 million from the previously reported first quarter of fiscal 2020

•	Adjusted EBITDA of $2.6 million, an increase of $2.2 million from the previously reported first quarter of fiscal 2020

Second Quarter of Fiscal 2020

•	Revenue of $73.9 million, an increase of $6.5 million from the previously reported second quarter of fiscal 2020

•	Revenue growth of 47% over the second quarter of fiscal 2019.

•	Net income of $13.0 million, an improvement of $6.5 million from the previously reported second quarter of fiscal 2020

•	Adjusted EBITDA of $14.3 million, an increase of $6.5 million from the previously reported second quarter of fiscal 2020

First Half of Fiscal 2020

•	Revenue of $140.5 million, an increase of $8.7 million from the previously reported first half of fiscal 2020

•	Net income of $9.1 million, an improvement of $8.7 million from the previously reported first half of fiscal 2020

•	Adjusted EBITDA of $16.8 million, an increase of $8.7 million from the previously reported first half of fiscal 2020

There was no impact on Telenav’s cash balances at December 31, 2019 as a result of the updates. Attached at the end of this press release are financial results for the three and six months ended December 31, 2019 that reflect the amounts set forth in the 10-Q/A for the three months ended September 30, 2019 and Form 10-Q for the three months ended December 31, 2019.

Third Quarter of Fiscal 2020

Telenav also updated the information it provided on February 6, 2020 regarding Telenav’s outlook for the three months ending March 31, 2020. Telenav reconfirms its operating outlook Telenav for the three months ending March 31, 2020, as follows:

•	Telenav expects total revenue to be $61.5 million to $63.5 million

•	Telenav expects billings, a non-GAAP measure, to be between $62.5 million to $64.5 million, and GAAP gross margin to be within 42% to 44%

•	Telenav expects GAAP operating expenses to be between $29 million to $31 million.

•	Telenav expects Adjusted EBITDA, a non-GAAP measure, to be within negative $1.5 million to positive $0.5 million

•	For fiscal 2020 as a whole, Telenav expects Adjusted EBITDA to be positive

However, Telenav estimates that net loss for this period will now be between $(3.0) million and $(5.0) million.

Please visit Telenav’s investor relations website at http://investor.telenav.com to view the updated financial results and supplemental comments and materials.

Use of Non-GAAP Financial Measures

Telenav prepares its financial statements in accordance with generally accepted accounting principles for the United States, or GAAP. The non-GAAP financial measures such as billings, change in deferred revenue, change in deferred costs, adjusted EBITDA, and free cash flow included in this press release are different from those otherwise presented under GAAP. Telenav has provided these measures in addition to GAAP financial results because management believes these non-GAAP measures help provide a consistent basis for comparison between periods that are not influenced by certain items and, therefore, are helpful in understanding Telenav’s underlying operating results. These non-GAAP measures are some of the primary measures Telenav’s management uses for planning and forecasting. These measures are not in accordance with, or an alternative to, GAAP and these non-GAAP measures may not be comparable to information provided by other companies.

To reconcile the historical GAAP results to non-GAAP financial metrics, please refer to the reconciliations in the financial statements included in this earnings release.

Billings equals GAAP revenue recognized plus the change in deferred revenue from the beginning to the end of the applicable period. In connection with its presentation of the change in deferred revenue, Telenav has provided a similar presentation of the change in the related deferred costs. Such deferred costs primarily include costs associated with third party content and certain development costs associated with its customized software solutions whereby customized engineering fees are earned. As Telenav enters into more hybrid and brought-in navigation programs, deferred revenue and deferred costs become larger components of its operating results, so Telenav believes these metrics are useful in evaluating cash flows.

Telenav considers billings to be a useful metric for management and investors because billings drive revenue and deferred revenue, which is an important indicator of its business. There are a number of limitations related to the use of billings versus revenue calculated in accordance with GAAP. First, billings include amounts that have not yet been recognized as revenue or cost and may require additional services or costs to be provided over contracted service periods. For example, billings related to certain brought-in solutions cannot be fully recognized as revenue in a given period due to requirements for ongoing map updates and provisioning of services such as hosting, monitoring, customer support and, for certain customers, additional period content and associated technology costs. Second, we may calculate billings in a manner that is different from peer companies that report similar financial measures, making comparisons between companies more difficult. Accordingly, when Telenav uses this measure, it attempts to compensate for these limitations by providing specific information regarding billings and how they relate to revenue calculated in accordance with GAAP.

Adjusted EBITDA measures GAAP net loss adjusted for discontinued operations and excluding the impact of stock-based compensation expense, depreciation and amortization, other income (expense) net, provision (benefit) for income taxes, and other applicable items such as legal settlements and contingencies and merger and acquisition, or M&A, transaction expenses, net of tax. Stock-based compensation expense relates to equity incentive awards granted to its employees, directors, and consultants. Legal settlements and contingencies represent settlements, offers made to settle, or loss accruals relating to litigation or other disputes in which Telenav is a party or the indemnitor of a party. M&A transaction expenses relate primarily to costs associated with transactions, such as the inMarket transaction and the Grab transaction.

Adjusted EBITDA, while generally a measure of profitability, can also represent a loss. Adjusted EBITDA is a key measure used by Telenav’s management and board of directors to understand and evaluate Telenav’s core operating performance and trends, to prepare and approve its annual budget and to develop short- and long-term operational plans. In particular, Telenav believes that the exclusion of the expenses eliminated in calculating adjusted EBITDA can provide a useful measure for period-to-period comparisons of Telenav’s core business. Accordingly, Telenav believes that adjusted EBITDA generally provides useful information to investors and others in understanding and evaluating Telenav’s operating results in the same manner as Telenav’s management and board of directors.

Free cash flow is a non-GAAP financial measure Telenav defines as net cash provided by (used in) operating activities, less purchases of property and equipment. Telenav considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash (used in) generated by its business after purchases of property and equipment.

In this press release, or in the supplemental investor presentation on its website, Telenav may provide guidance for the third quarter of fiscal 2020 on a non-GAAP basis for billings and adjusted EBITDA. Telenav does not provide reconciliations of these forward-looking non-GAAP financial measures to the corresponding GAAP measures due to the high variability and difficulty in making accurate forecasts and projections with respect to deferred revenue, deferred costs, stock-based compensation and tax provision (benefit), which are components of these non-GAAP financial measures. In particular, stock-based compensation is impacted by future hiring and retention needs, as well as the future fair market value of Telenav’s common stock, all of which is difficult to predict and subject to constant change. The actual amounts of these items will have a significant impact on Telenav’s net loss per diluted share and tax provision (benefit). Accordingly, reconciliations of Telenav’s forward-looking non-GAAP financial measures to the corresponding GAAP measures are not available without unreasonable effort.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, market penetration, and other matters. Any forward-looking statement made in this press release speaks only as of the date on which it is made. Telenav undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Actual events or results may differ materially from those described in this document due to a number of risks and uncertainties. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. Telenav cautions that these statements are subject to risks and uncertainties, many of which are outside of Telenav’s control and could cause future events or results to be materially different from those stated or implied in this document, or to not occur at all. These potential risks and uncertainties include, among others: the Company’s ability to determine, achieve and accurately recognize revenue under customer engagements, including specifically related to the Company’s transaction with Grab Holdings; the Company’s ability to develop and implement products for Ford, GM and Toyota and to support Ford, GM and Toyota and their customers; the impact of Ford’s announcement regarding the elimination of various sedans in North America over the near term; the impact of tariffs on sales of automobiles in the United States and other markets; the Company’s success in extending its contracts for current and new generation of products with its existing automobile manufacturers and tier ones, particularly Ford; the impact of GM’s announcement regarding Google Automotive Services; the impact of Garmin’s announcement that it is providing navigation services to Ford; the Company’s ability to achieve additional design wins and the delivery dates of automobiles including the Company’s products; adoption by vehicle purchasers of Scout GPS Link; the Company’s ability to demonstrate internal controls over financial reporting and disclosures, including as it may relate to our recognition of revenue; the Company’s dependence on a limited number of automobile manufacturers and tier ones for a substantial portion of its revenue and the impact of labor stoppages on those automobile manufacturers’ and tier ones’ ability to produce vehicles; reductions in demand for automobiles; potential impacts of automobile manufacturers and tier ones including competitive capabilities in their vehicles such as Apple CarPlay and Android Auto; the Company’s continued reporting of losses and operating expenses in excess of expectations; the Company’s ability to acquire certification for automotive SPICE and other contractual obligations with customers; failure to reach agreement with customers for awards and contracts on products and services in which the Company has expended resources developing; competition from other market participants who may provide comparable services to subscribers without charge; the timing of new product releases and vehicle production by the Company’s automotive customers, including inventory procurement and fulfillment; possible warranty claims, and the impact on consumer perception of its brand; the Company’s ability to perform under its initiatives with Amazon and Microsoft, and benefit from those initiatives; the potential that the Company may not be able to realize its deferred tax assets and may have to take a reserve against them; the Company’s reliance on its automobile manufacturers for volume and royalty reporting; the impact on revenue recognition and other financial reporting due to the amendment of contracts or changes in accounting standards; the impact of the novel corona virus on business activity and the Company’s operations; the Company’s ability to remediate its material weaknesses in its internal control over financial reporting and disclosures, and timely demonstrate such mitigation, including as it may relate to the Company’s recognition of revenue, including under the Grab Transaction; and macroeconomic and political conditions in the U.S. and abroad, in particular China. The Company discusses these risks in greater detail in “Risk Factors” and elsewhere in its Form 10-K for the fiscal year ended June 30, 2019 and other filings with the U.S. Securities and Exchange Commission (“SEC”), which are available at the SEC’s website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date made. You should review the company’s SEC filings carefully and with the understanding that actual future results may be materially different from what the Company expects.

ABOUT TELENAV, INC.

Telenav is a leading provider of connected car and location-based services, focused on transforming life on the go for people - before, during, and after every drive. Leveraging our location platform, we enable our customers to deliver custom connected car and mobile experiences. To learn more about how Telenav’s location platform powers personalized navigation, mapping, big data intelligence, social driving, and location-based advertising, visit www.telenav.com.

“Telenav” and the Telenav Logo are registered trademarks and “VIVID” is a trademark of Telenav, Inc. Unless otherwise noted, all other trademarks, service marks, and logos used in this press release are the trademarks, service marks or logos of their respective owners.

© 2020 Telenav, Inc. All Rights Reserved.

TNAV-F

Investor Relations:

Bishop IR

Mike Bishop

415-894-9633

IR@telenav.com

Media:

Raphel Finelli

408-667-5970

raphelf@telenav.com

Telenav, Inc.

Condensed Consolidated Balance Sheets

(in thousands, except par value)

(unaudited)

	December 31, 2019	June 30, 2019
Assets
Current assets:
Cash and cash equivalents	$26,347	$27,275
Short-term investments	102,603	72,203
Accounts receivable, net of allowances of $7 and $7 at December 31, 2019 and June 30, 2019, respectively	44,463	69,781
Restricted cash	1,520	1,950
Deferred costs	33,117	18,752
Prepaid expenses and other current assets	8,933	3,784
Assets of discontinued operations, non-current	—	6,330

Total current assets	216,983	200,075
Property and equipment, net	5,215	5,583
Operating lease right-of-use assets	8,749	—
Deferred income taxes, non-current	1,401	998
Goodwill and intangible assets, net	15,265	15,701
Deferred costs, non-current	48,646	61,050
Other assets	21,285	1,414
Assets of discontinued operations, non-current	—	12,194

Total assets	$317,544	$297,015

Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$1,113	$16,061
Accrued expenses	54,182	48,899
Operating lease liabilities	3,532	—
Deferred revenue	50,416	31,270
Income taxes payable	928	800
Liabilities of discontinued operations	—	3,373

Total current liabilities	110,171	100,403
Deferred rent, non-current	—	1,266
Operating lease liabilities, non-current	6,459	—
Deferred revenue, non-current	93,755	103,865
Other long-term liabilities	678	811
Liabilities of discontinued operations, non-current	—	30
Commitments and contingencies	—	—
Stockholders’ equity:
Preferred stock, $0.001 par value: 50,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value: 600,000 shares authorized; 48,151 and 46,911 shares issued and outstanding at December 31, 2019 and June 30, 2019, respectively	48	47
Additional paid-in capital	190,593	182,349
Accumulated other comprehensive loss	(1,538)	(1,477)
Accumulated deficit	(82,622)	(90,279)

Total stockholders’ equity	106,481	90,640

Total liabilities and stockholders’ equity	$317,544	$297,015

Telenav, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018
Revenue:
Product	$61,543	$42,397	$117,533	$82,327
Services	12,332	7,763	22,971	14,085

Total revenue	73,875	50,160	140,504	96,412

Cost of revenue:
Product	26,434	25,015	58,423	48,603
Services	7,288	3,891	12,150	7,845

Total cost of revenue	33,722	28,906	70,573	56,448

Gross profit	40,153	21,254	69,931	39,964
Operating expenses:
Research and development	19,717	17,766	40,380	36,258
Sales and marketing	2,134	1,665	4,080	3,368
General and administrative	6,428	5,721	13,715	11,171
Legal settlements and contingencies	—	650	—	650

Total operating expenses	28,279	25,802	58,175	51,447

Income (loss) from operations	11,874	(4,548)	11,756	(11,483)
Other income, net	596	532	1,157	2,122

Income (loss) from continuing operations before provision for income taxes	12,470	(4,016)	12,913	(9,361)
Provision for income taxes	205	102	616	842
Equity in net (income) of equity method investees	(797)	—	(797)	—

Income (loss) from continuing operations	13,062	(4,118)	13,094	(10,203)
Discontinued operations:
Income (loss) from operations of Advertising business, net of tax	—	(463)	832	(1,948)
Loss from sale of Advertising business	(56)	—	(4,874)	—

Loss on discontinued operations	(56)	(463)	(4,042)	(1,948)

Net income (loss)	$13,006	$(4,581)	$9,052	$(12,151)

Basic income (loss) per share:
Income (loss) from continuing operations	$0.27	$(0.09)	$0.27	$(0.23)
Loss on discontinued operations	—	(0.01)	(0.08)	(0.04)

Net income (loss)	$0.27	$(0.10)	$0.19	$(0.27)

Diluted income (loss) per share:
Income (loss) from continuing operations	$0.27	$(0.09)	$0.27	$(0.23)
Loss on discontinued operations	—	(0.01)	(0.08)	(0.04)

Net income (loss)	$0.27	$(0.10)	$0.18	$(0.27)

Weighted average shares used in computing income (loss) per share
Basic	48,475	45,443	48,127	45,230

Diluted	48,821	45,443	49,257	45,230

Telenav, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Six Months Ended December 31,
	2019	2018
Operating activities
Net income (loss)	$9,052	$(12,151)
Loss on discontinued operations	4,042	1,948

Income (loss) from continuing operations	13,094	(10,203)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation expense	3,230	3,923
Depreciation and amortization	1,856	2,016
Operating lease amortization net of accretion	1,321	—
Accretion of net premium on short-term investments	75	—
Unrealized gain on non-marketable equity investments	(62)	(1,259)
Equity in net income of equity method investee	(797)	—
Other	(1)	(14)
Changes in operating assets and liabilities:
Accounts receivable	25,835	3,390
Deferred income taxes	(409)	445
Deferred costs	(1,961)	(7,040)
Prepaid expenses and other current assets	(3,992)	216
Other assets	21	(116)
Trade accounts payable	(15,054)	9,812
Accrued expenses and other liabilities	3,945	(9,575)
Income taxes payable	130	39
Deferred rent	—	91
Operating lease liabilities	(1,754)	—
Deferred revenue	9,036	13,234

Net cash provided by operating activities	34,513	4,959

Investing activities
Purchases of property and equipment	(1,078)	(445)
Purchases of short-term investments	(54,439)	(15,862)
Purchases of long-term investments	(3,500)	—
Proceeds from sales and maturities of short-term investments	24,067	20,342

Net cash provided by (used in) investing activities	(34,950)	4,035

Financing activities
Proceeds from exercise of stock options	8,306	26
Tax withholdings related to net share settlements of restricted stock units	(1,148)	(1,559)
Repurchase of common stock	(4,019)	—

Net cash provided by (used in) financing activities	3,139	(1,533)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(85)	(360)

Net increase in cash, cash equivalents and restricted cash, continuing operations	2,617	7,101
Net cash used in discontinued operations	(3,975)	(2,319)
Cash, cash equivalents and restricted cash, beginning of period	29,225	20,099

Cash, cash equivalents and restricted cash, end of period	$27,867	$24,881

Supplemental disclosure of cash flow information
Income taxes paid, net	$1,279	$586

Non-cash investing: Investment in LLC acquired in exchange for sale of Advertising business	$15,600	$—

Cash flow from discontinued operations:
Net cash used in operating activities	$(3,569)	$(2,319)
Net cash used in financing activities	(406)	—
Net cash transferred from continuing operations	3,975	2,319

Net change in cash and cash equivalent from discontinued operation	—	—
Cash and cash equivalent of discontinued operations, beginning of period	—	—

Cash and cash equivalent of discontinued operations, end of period	$—	$—

Reconciliation of cash, cash equivalents and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents	$26,347	$22,405
Restricted cash	1,520	2,476

Total cash, cash equivalents and restricted cash	$27,867	$24,881

Telenav, Inc.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands)

Reconciliation of Revenue to Billings

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018
Revenue	$73,875	$50,160	$140,504	$96,412
Adjustments:
Change in deferred revenue	(1,210)	6,392	9,036	13,234

Billings	$72,665	$56,552	$149,540	$109,646

Telenav, Inc.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands)

Reconciliation of Deferred Revenue to Change in Deferred Revenue

Reconciliation of Deferred Costs to Change in Deferred Costs

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018
Deferred revenue, end of period	$144,171	$87,772	$144,171	$87,772
Deferred revenue, beginning of period	145,381	81,380	135,135	74,538

Change in deferred revenue	$(1,210)	$6,392	$9,036	$13,234

Deferred costs, end of period	$81,763	$65,465	$81,763	$65,465
Deferred costs, beginning of period	77,795	62,806	79,802	58,425

Change in deferred costs(1)	$3,968	$2,659	$1,961	$7,040

(1)

Deferred costs primarily include costs associated with third-party content and in connection with certain customized software solutions, the costs incurred to develop those solutions. We expect to incur additional costs in the future due to requirements to provide ongoing map updates and provisioning of services such as hosting, monitoring, customer support and, for certain customers, additional period content and associated technology costs.

Telenav, Inc.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands)

Reconciliation of Net Income (Loss) to Adjusted EBITDA

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018
Net income (loss)	$13,006	$(4,581)	$9,052	$(12,151)
Loss on discontinued operations	56	463	4,042	1,948

Income (loss) from continuing operations	13,062	(4,118)	13,094	(10,203)
Adjustments:
Legal settlement and contingencies	—	650	—	650
Stock-based compensation expense	1,478	1,875	3,230	3,923
Depreciation and amortization expense	934	1,006	1,856	2,016
Other income, net	(596)	(532)	(1,157)	(2,122)
Provision for income taxes	205	102	616	842
Equity in net income of equity method investees	(797)	—	(797)	—

Adjusted EBITDA	$14,286	$(1,017)	$16,842	$(4,894)

Telenav, Inc.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands)

Reconciliation of Net Income (Loss) to Free Cash Flow

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018
Net income (loss)	$13,006	$(4,581)	$9,052	$(12,151)
Loss on discontinued operations	56	463	4,042	1,948

Income (Loss) from continuing operations	13,062	(4,118)	13,094	(10,203)
Adjustments to reconcile net loss to net cash provided by operating activities:
Change in deferred revenue (1)	(1,309)	6,392	9,036	13,234
Change in deferred costs (2)	(3,940)	(2,659)	(1,961)	(7,040)
Changes in other operating assets and liabilities	2,240	3,036	8,722	4,302
Other adjustments (3)	2,291	2,862	5,622	4,666

Net cash provided by operating activities	12,344	5,513	34,513	4,959
Less: Purchases of property and equipment	(617)	(346)	(1,078)	(445)

Free cash flow	$11,727	$5,167	$33,435	$4,514

(1)	Consists of product royalties, customized software development fees, service fees and subscription fees.
(2)	Consists primarily of third party content costs and customized software development expenses.
(3)	Consist primarily of depreciation and amortization, stock-based compensation expense and other non-cash items.

Telenav, Inc.

Summarized Financial Information Depicting the Impact of Restatement

(in thousands, except per share amounts)

(unaudited)

	As of December 31, 2019
	As Reported(1)	Adjustments	As Adjusted
Assets
Prepaid expenses and other current assets	$3,231	$5,702	$8,933
Total current assets	211,281	5,702	216,983
Total assets	311,842	5,702	317,544
Liabilities and stockholders’ equity
Accrued expenses	57,856	(3,674)	54,182
Deferred revenue	50,582	(166)	50,416
Total current liabilities	114,011	(3,840)	110,171
Accumulated deficit	(92,164)	9,542	(82,622)
Total liabilities and stockholders’ equity	311,842	5,702	317,544

	Three Months Ended December 31, 2019			Six Months Ended December 31, 2019
	As Reported(1)	Adjustments	As Adjusted	As Reported(2)	Adjustments	As Adjusted
Revenue
Product	$55,362	$6,181	$61,543	$110,545	$6,988	$117,533
Services	11,984	348	12,332	21,256	1,715	22,971

Total revenue	67,346	6,529	73,875	131,801	8,703	140,504

Gross profit	33,624	6,529	40,153	61,228	8,703	69,931
Income from continuing operations	6,533	6,529	13,062	4,391	8,703	13,094
Net income	6,477	6,529	13,006	349	8,703	9,052

Basic income per share:
Income from continuing operations	$0.13	$0.14	$0.27	$0.09	$0.18	$0.27
Net income	0.13	0.14	0.27	0.01	0.18	0.19
Diluted income per share:
Income from continuing operations	$0.13	$0.14	$0.27	$0.09	$0.18	$0.27
Net income	0.13	0.14	0.27	0.01	0.17	0.18
Weighted average shares used in computing income per share
Basic	48,475	—	48,475	48,127	—	48,127
Diluted	48,821	—	48,821	49,257	—	49,257

(1)	As reported in Form 8-K on February 6, 2020.
(2)	Includes three months ended Sept. 30, 2019 as reported in Form 10-Q on Nov. 8, 2019 plus three months ended December 31, 2019 as reported in Form 8-K on Feb. 6, 2020.

Telenav, Inc.

Summarized Financial Information Depicting the Impact of Restatement of Non-GAAP Adjustments

(in thousands, except per share amounts)

(unaudited)

Reconciliation of Revenue to Billings

	Three Months Ended December 31, 2019			Six Months Ended December 31, 2019
	As Reported(1)	Adjustments	As Adjusted	As Reported(2)	Adjustments	As Adjusted
Revenue	$67,346	$6,529	$73,875	$131,801	$8,703	$140,504
Adjustments:
Change in deferred revenue	(2,920)	1,710	(1,210)	9,202	(166)	9,036

Billings	$64,426	$8,239	$72,665	$141,003	$8,537	$149,540

Reconciliation of Net Income to Adjusted EBITDA

	Three Months Ended December 31, 2019			Six Months Ended December 31, 2019
	As Reported(1)	Adjustments	As Adjusted	As Reported(2)	Adjustments	As Adjusted
Net income	$6,477	$6,529	$13,006	$349	$8,703	$9,052
Loss on discontinued operations	56	—	56	4,042	—	4,042

Income from continuing operations	6,533	6,529	13,062	4,391	8,703	13,094

Adjustments:
Stock-based compensation expense	1,478	—	1,478	3,230	—	3,230
Depreciation and amortization expense	934	—	934	1,856	—	1,856
Other income, net	(596)	—	(596)	(1,157)	—	(1,157)
Provision for income taxes	205	—	205	616	—	616
Equity in net income of equity method investees	(797)	—	(797)	(797)	—	(797)

Adjusted EBITDA	$7,757	$6,529	$14,286	$8,139	$8,703	$16,842

Reconciliation of Net Income to Free Cash Flow

	Three Months Ended December 31, 2019			Six Months Ended December 31, 2019
	As Reported(1)	Adjustments	As Adjusted	As Reported(2)	Adjustments	As Adjusted
Net income	$6,477	$6,529	$13,006	$349	$8,703	$9,052
Loss on discontinued operations	56	—	56	4,042	—	4,042

Income from continuing operations	6,533	6,529	13,062	4,391	8,703	13,094

Adjustments to reconcile net income to net cash provided by operating activities:
Change in deferred revenue (3)	(3,019)	1,710	(1,309)	9,202	(166)	9,036
Change in deferred costs (4)	(3,940)	—	(3,940)	(1,961)	—	(1,961)
Changes in other operating assets and liabilities	10,479	(8,239)	2,240	17,259	(8,537)	8,722
Other adjustments (5)	2,291	—	2,291	5,622	—	5,622

Net cash provided by operating activities	12,344	—	12,344	34,513	—	34,513
Less: Purchases of property and equipment	(617)	—	(617)	(1,078)	—	(1,078)

Free cash flow	$11,727	$—	$11,727	$33,435	$—	$33,435

(1)	As reported in Form 8-K on February 6, 2020.
(2)	Includes three months ended Sept. 30, 2019 as reported in Form 10-Q on Nov. 8, 2019 plus three months ended December 31, 2019 as reported in Form 8-K on Feb. 6, 2020.
(3)	Consists of product royalties, customized software development fees, service fees and subscription fees.
(4)	Consists primarily of third party content costs and customized software development expenses.
(5)	Consist primarily of depreciation and amortization, stock-based compensation expense and other non-cash items.

Telenav, Inc.

Condensed Consolidated Balance Sheets

(in thousands, except par value)

(unaudited)

	September 30, 2019	June 30, 2019
Assets
Current assets:
Cash and cash equivalents	$19,278	$27,275
Short-term investments	102,515	72,203
Accounts receivable, net of allowances of $7 and $7 at September 30, 2019 and June 30, 2019, respectively	53,271	69,781
Restricted cash	2,452	1,950
Deferred costs	19,416	18,752
Prepaid expenses and other current assets	4,281	3,784
Assets of discontinued operations, non-current	1,788	6,330

Total current assets	203,001	200,075
Property and equipment, net	5,304	5,583
Operating lease right-of-use assets	9,325	—
Deferred income taxes, non-current	798	998
Goodwill and intangible assets, net	15,483	15,701
Deferred costs, non-current	58,379	61,050
Other assets	18,977	1,414
Assets of discontinued operations, non-current	259	12,194

Total assets	$311,526	$297,015

Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$17,804	$16,061
Accrued expenses	38,365	48,899
Operating lease liabilities	3,566	—
Deferred revenue	41,197	31,270
Income taxes payable	635	800
Liabilities of discontinued operations	1,876	3,373

Total current liabilities	103,443	100,403
Deferred rent, non-current	—	1,266
Operating lease liabilities, non-current	7,011	—
Deferred revenue, non-current	104,184	103,865
Other long-term liabilities	639	811
Liabilities of discontinued operations, non-current	107	30
Commitments and contingencies	—	—
Stockholders’ equity:
Preferred stock, $0.001 par value: 50,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value: 600,000 shares authorized; 48,566 and 46,911 shares issued and outstanding at September 30, 2019 and June 30, 2019, respectively	49	47
Additional paid-in capital	192,055	182,349
Accumulated other comprehensive loss	(1,729)	(1,477)
Accumulated deficit	(94,233)	(90,279)

Total stockholders’ equity	96,142	90,640

Total liabilities and stockholders’ equity	$311,526	$297,015

Telenav, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30,
	2019	2018
Revenue:
Product	$55,990	$39,930
Services	10,639	6,322

Total revenue	66,629	46,252

Cost of revenue:
Product	31,989	23,588
Services	4,862	3,954

Total cost of revenue	36,851	27,542

Gross profit	29,778	18,710
Operating expenses:
Research and development	20,663	18,492
Sales and marketing	1,946	1,703
General and administrative	7,287	5,450

Total operating expenses	29,896	25,645

Loss from operations	(118)	(6,935)
Other income, net	561	1,590

Income (loss) from continuing operations before provision for income taxes	443	(5,345)
Provision for income taxes	411	740

Income (loss) from continuing operations	32	(6,085)

Discontinued operations:
Income (loss) from operations of Advertising business, net of tax	832	(1,485)
Loss from sale of Advertising business	(4,818)	—

Loss on discontinued operations	(3,986)	(1,485)

Net loss	$(3,954)	$(7,570)

Basic income (loss) per share:
Income (loss) from continuing operations	$0.00	$(0.14)
Loss on discontinued operations	(0.08)	(0.03)

Net income (loss)	$(0.08)	$(0.17)

Diluted income (loss) per share:
Income (loss) from continuing operations	$0.00	$(0.14)
Loss on discontinued operations	(0.08)	(0.03)

Net income (loss)	$(0.08)	$(0.17)

Weighted average shares used in computing income (loss) per share
Basic	47,780	45,018

Diluted	49,661	45,018

Telenav, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended September 30,
	2019	2018
Operating activities
Net loss	$(3,954)	$(7,570)
Loss on discontinued operations	3,986	1,485

Income (loss) from continuing operations	32	(6,085)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation expense	1,752	2,048
Depreciation and amortization	922	1,010
Operating lease amortization net of accretion	544	—
Accretion of net premium on short-term investments	12	5
Unrealized gain on non-marketable equity investments	—	(1,259)
Realized loss on non-marketable equity investments	100	—
Other	1	—
Changes in operating assets and liabilities:
Accounts receivable	16,355	(252)
Deferred income taxes	171	198
Deferred costs	1,979	(4,381)
Prepaid expenses and other current assets	(502)	369
Other assets	28	(35)
Trade accounts payable	1,738	3,267
Accrued expenses and other liabilities	(10,259)	(2,467)
Income taxes payable	(152)	149
Deferred rent	—	37
Operating lease liabilities	(897)	—
Deferred revenue	10,345	6,842

Net cash provided by (used in) operating activities	22,169	(554)

Investing activities
Purchases of property and equipment	(461)	(99)
Purchases of short-term investments	(41,418)	(10,624)
Purchases of long-term investments	(2,000)	—
Proceeds from sales and maturities of short-term investments	11,052	10,865

Net cash provided by (used in) investing activities	(32,827)	142

Financing activities
Proceeds from exercise of stock options	8,306	24
Tax withholdings related to net share settlements of restricted stock units	(832)	(1,206)

Net cash provided by (used in) financing activities	7,474	(1,182)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(336)	(239)

Net decrease in cash, cash equivalents and restricted cash	(3,520)	(1,833)
Net cash used in discontinued operation	(3,975)	(1,740)
Cash, cash equivalents and restricted cash, beginning of period	29,225	20,099

Cash, cash equivalents and restricted cash, end of period	$21,730	$16,526

Supplemental disclosure of cash flow information
Income taxes paid, net	$739	$166

Non-cash investing: Investment in LLC acquired in exchange for sale of Advertising business	$15,600	$—

Cash flow from discontinued operations:
Net cash used in operating activities	$(3,569)	$(1,740)
Net cash used in financing activities	(406)	—
Net cash transferred from continuing operations	3,975	1,740

Net change in cash and cash equivalent from discontinued operation	—	—
Cash and cash equivalent of discontinued operations, beginning of period	—	—

Cash and cash equivalent of discontinued operations, end of period	$—	$—

Reconciliation of cash, cash equivalents and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents	$19,278	$13,596
Restricted cash	2,452	2,930

Total cash, cash equivalents and restricted cash	$21,730	$16,526

Telenav, Inc.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands)

Reconciliation of Revenue to Billings

	Three Months Ended September 30,
	2019	2018
Revenue	$66,629	$46,252
Adjustments:
Change in deferred revenue	10,246	6,842

Billings	$76,875	$53,094

Telenav, Inc.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands)

Reconciliation of Deferred Revenue to Change in Deferred Revenue

Reconciliation of Deferred Costs to Change in Deferred Costs

	Three Months Ended September 30,
	2019	2018
Deferred revenue, end of period	$145,381	$81,380
Deferred revenue, beginning of period	135,135	74,538

Change in deferred revenue	$10,246	$6,842

Deferred costs, end of period	$77,795	$62,806
Deferred costs, beginning of period	79,802	58,425

Change in deferred costs(1)	$(2,007)	$4,381

(1)

Deferred costs primarily include costs associated with third-party content and in connection with certain customized software solutions, the costs incurred to develop those solutions. We expect to incur additional costs in the future due to requirements to provide ongoing map updates and provisioning of services such as hosting, monitoring, customer support and, for certain customers, additional period content and associated technology costs.

Telenav, Inc.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands)

Reconciliation of Net Loss to Adjusted EBITDA

	Three Months Ended September 30,
	2019	2018
Net loss	$(3,954)	$(7,570)
Loss on discontinued operations	3,986	1,485

Income (loss) from continuing operations	32	(6,085)

Adjustments:
Stock-based compensation expense	1,752	2,048
Depreciation and amortization expense	922	1,010
Other income, net	(561)	(1,590)
Provision for income taxes	411	740

Adjusted EBITDA	$2,556	$(3,877)

Telenav, Inc.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands)

Reconciliation of Net Loss to Free Cash Flow

	Three Months Ended September 30,
	2019	2018
Net loss	$(3,954)	$(7,570)
Loss on discontinued operations	3,986	1,485

Income (Loss) from continuing operations	32	(6,085)

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Change in deferred revenue (1)	10,345	6,842
Change in deferred costs (2)	1,979	(4,381)
Changes in other operating assets and liabilities	6,482	1,266
Other adjustments (3)	3,331	1,804

Net cash provided by (used in) operating activities	22,169	(554)
Less: Purchases of property and equipment	(461)	(99)

Free cash flow	$21,708	$(653)

(1)	Consists of product royalties, customized software development fees, service fees and subscription fees.
(2)	Consists primarily of third party content costs and customized software development expenses.
(3)	Consist primarily of depreciation and amortization, stock-based compensation expense and other non-cash items.

Telenav, Inc.

Summarized Financial Information Depicting the Impact of Restatement

(in thousands, except per share amounts)

(unaudited)

	As of September 30, 2019
	As Reported Sept. 30, 2019 Form 10-Q	Adjustments	As Adjusted
Assets
Accounts receivable	$52,973	$298	$53,271
Total current assets	202,703	298	203,001
Total assets	311,228	298	311,526
Liabilities and stockholders’ equity
Deferred revenue	43,073	(1,876)	41,197
Accumulated deficit	(96,407)	2,174	(94,233)
Total liabilities and stockholders’ equity	311,228	298	311,526

	Three Months Ended September 30, 2019
	As Reported Sept. 30, 2019 Form 10-Q	Adjustments	As Adjusted
Revenue
Product	$55,183	$807	$55,990
Services	9,272	1,367	10,639

Total revenue	64,455	2,174	66,629

Gross profit	27,604	2,174	29,778
Income (loss) from continuing operations	(2,142)	2,174	32
Net income (loss)	(6,128)	2,174	(3,954)

Income (loss) from continuing operations per share, basic and diluted	$(0.04)	$0.04	—
Net loss per share, basic and diluted	(0.13)	0.05	(0.08)
Shares used in computing income (loss) per share
Basic	47,780		47,780
Diluted	47,780		49,648

Telenav, Inc.

Summarized Financial Information Depicting the Impact of Restatement of Non-GAAP Adjustments

(in thousands, except per share amounts)

(unaudited)

Reconciliation of Revenue to Billings

	Three Months Ended September 30, 2019
	As Reported Sept. 30, 2019 Form 10-Q	Adjustments	As Adjusted
Revenue	$64,455	$2,174	$66,629
Adjustments:
Change in deferred revenue	12,122	(1,876)	10,246

Billings	$76,577	$298	$76,875

Reconciliation of Net Income to Adjusted EBITDA

	Three Months Ended September 30, 2019
	As Reported Sept. 30, 2019 Form 10-Q	Adjustments	As Adjusted
Net income (loss)	$(6,128)	$2,174	$(3,954)
Loss on discontinued operations	3,986	—	3,986

Income (loss) from continuing operations	(2,142)	2,174	32

Adjustments:
Stock-based compensation expense	1,752	—	1,752
Depreciation and amortization expense	922	—	922
Other income, net	(561)	—	(561)
Provision for income taxes	411	—	411

Adjusted EBITDA	$382	$2,174	$2,556

Reconciliation of Net Income (Loss) to Free Cash Flow

	Three Months Ended September 30, 2019
	As Reported Sept. 30, 2019 Form 10-Q	Adjustments	As Adjusted
Net income (loss)	$(6,128)	$2,174	$(3,954)
Loss on discontinued operations	3,986	—	3,986

Income (Loss) from continuing operations	(2,142)	2,174	32

Adjustments to reconcile net loss to net cash provided by operating activities:
Change in deferred revenue (1)	12,221	(1,876)	10,345
Change in deferred costs (2)	1,979	—	1,979
Changes in other operating assets and liabilities	6,780	(298)	6,482
Other adjustments (3)	3,331	—	3,331

Net cash provided by operating activities	22,169	—	22,169
Less: Purchases of property and equipment	(461)	—	(461)

Free cash flow	$21,708	$—	$21,708

(1)	Consists of product royalties, customized software development fees, service fees and subscription fees.
(2)	Consists primarily of third party content costs and customized software development expenses.
(3)	Consist primarily of depreciation and amortization, stock-based compensation expense and other non-cash items.